FI R ST G UA R A N TY B A N CS H A R ES , I N C. Po st O ffi ce B ox 2 00 9 H am m on d, L ou is ia na 7 04 04 -2 00 9 PR ES O R TE D FI R ST -C LA SS M A IL U. S. P O ST AG E PA ID B AT O N R O UG E, L A PE R M IT N O . 9 84 FIRST GUARANTY BANCSHARES, INC. 1st Quarter Report 2026 At A Glance (unaudited) Member FDIC fgb.net | Total Assets $4.0 Billion Deposits $3.5 Billion Locations 30 ATMs 40 $2.7Million 1Q 2026 Earnings 131 Consecutive dividends paid and counting 92 Years in Banking Total Loans $1.9 Billion NASDAQ Symbol: FGBI We’re Social: Have Questions? Vanessa Drew | InvestorRelations@fgb.net Scan here or go to investors.fgb.net to visit our Investor Relations site.

Michael R. Mineer Chief Executive Officer/President First Guaranty Bancshares, Inc. A Message to Our Shareholders Consolidated Balance Sheets (in thousands, except share data) Consolidated Statements of Income (in thousands, except share, per share data & percentages) Assets Cash and cash equivalents: Cash and due from banks $733,223 $617,866 Federal funds sold 544 563 Cash and cash equivalents 733,767 618,429 Interest-earning time deposits with banks 250 250 Investment securities: Available for sale, at fair value 853,913 273,027 Held to maturity, at cost and net of allowance for credit losses of $150 (estimated fair value of $265,579 and $259,641 respectively) 322,939 321,883 Investment securities 1,176,852 594,910 Federal Home Loan Bank stock, at cost 10,324 9,835 Loans, net of unearned income 1,924,577 2,512,788 Less: allowance for credit losses 38,488 43,022 Net loans 1,886,089 2,469,766 Premises and equipment, net 58,753 66,579 Goodwill - 12,900 Intangible assets, net 2,429 3,265 Other real estate, net 28,872 152 Accrued interest receivable 13,920 14,574 Other assets 47,286 38,609 Total Assets $3,958,542 $3,829,269 Liabilities and Shareholders’ Equity Deposits: Noninterest-bearing demand $411,764 $425,617 Interest-bearing demand 1,100,162 1,248,633 Savings 217,316 243,701 Time 1,778,302 1,421,515 Total deposits 3,507,544 3,339,466 Repurchase agreements 7,119 7,113 Accrued interest payable 22,558 19,505 Long-term advances from Federal Home Loan Bank 135,000 135,000 Senior long-term debt 14,210 14,174 Junior subordinated debentures 29,820 44,760 Other liabilities 18,301 17,806 Total Liabilities 3,734,552 3,577,824 Shareholders’ Equity Preferred Stock, Series A - $1,000 par value 100,000 shares authorized; non-cumulative perpetual; 34,500 issued and outstanding, respectively 33,058 33,058 Common stock - $1 par value 100,600,000 shares authorized; 16,028,044 and 12,691,504 shares issued and outstanding 16,028 12,691 Surplus 172,209 150,784 Retained earnings 16,058 66,092 Accumulated other comprehensive (loss) income (13,363) (11,180) Total Shareholders’ Equity 223,990 251,445 Total Liabilities & Shareholders’ Equity $ 3,958,542 $3,829,269 March 31, 2026 2025 (unaudited) Three-Months Ended March 31, 2026 2025 (unaudited) Interest Income: Loans (including fees) $ 33,279 $ 42,969 Deposits with other banks 8,637 5,999 Securities (including FHLB stock) 10,359 5,495 Total Interest Income 52,275 54,463 Interest Expense: Demand deposits 9,610 12,204 Savings deposits 946 1,262 Time deposits 18,599 15,890 Borrowings 2,431 2,884 Total Interest Expense 31,586 32,240 Net Interest Income 20,689 22,223 Less: Provision for credit losses 2,625 14,548 Net Interest Income after Provision for Credit Losses 18,064 7,675 Noninterest Income: Service charges, commissions and fees 758 849 ATM and debit card fees 642 747 Net gains on sale of assets 44 4 Net gains on securities 1 - Other 763 754 Total Noninterest Income 2,208 2,354 Total Business Revenue, Net of Provision for Credit Losses 20,272 10,029 Noninterest Expense: Salaries and employee benefits 7,352 8,441 Occupancy and equipment expense 2,464 2,640 Other 6,913 6,936 Total Noninterest Expense 16,729 18,017 Income (Loss) Before Income Taxes 3,543 (7,988) Less: Provision (Benefit) for income taxes 800 (1,822) Net Income (Loss) 2,743 (6,166) Less: Preferred stock dividends 582 582 Income (Loss) Available to Common Shareholders $ 2,161 $(6,748) Per Common Share: Earnings (Loss) $0.14 $(0.54) Cash dividends paid $0.01 $0.01 Book Value $11.91 $17.21 Weighted Average Common Shares Outstanding 15,796,040 12,506,792 Return on Average Assets 0.27% -0.63% Return on Average Common Equity 4.52% -12.29% Dear Shareholders, First Guaranty continues to make progress reducing non- performing assets, strengthening earnings and improving our capital ratios. We reduced nonperforming assets by $12.0 million from $95.5 million at December 31, 2025 to $83.5 million at March 31, 2026. First Guaranty generated positive earnings to our common shareholders of $2.2 million in the first quarter of 2026. We improved our bank risk weighted capital ratio 123 bps to 14.71% at March 31, 2026 from 13.48% at December 31, 2025. • Net income for the first quarter of 2026 was $2.7 million. • The provision for credit losses for the first quarter of 2026 was $2.6 million. • Loan Charge-offs were $5.4 million for the first quarter of 2026. • Earnings per common share were $0.14 for the first quarter of 2026. Total loans at March 31, 2026 were $1.9 billion, a decrease of $145.2 million, or 7.0%, compared with December 31, 2025. The reduction in loans was part of our plan to reduce risk in the balance sheet. Total deposits were $3.5 billion at March 31, 2026, a decrease of $125.3 million, or 3.5%, compared with December 31, 2025. The decrease in deposits was also part of our plan to reduce risk in the balance sheet as our we reduced higher cost deposits. • The allowance for credit losses was 2.0% of total loans at March 31, 2026 compared to 1.97% at December 31, 2025. • Shareholders’ equity was $224.0 million and $226.2 million at March 31, 2026 and December 31, 2025, respectively. We continue to move forward with our business strategy to reduce balance sheet risk, improve earnings, and grow capital. Please feel free to reach out to me with any questions. Additional information on our performance is located on our investor relations website. Sincerely,